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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


        Date of Report (Date of Earliest Event Reported): April 30, 2004

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                                                               16-0845824
----------------------------------------------   ------------------------   ------------------------------------
(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification Number)

    90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
    -------------------------------------------------            ----------
        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850







o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8 Percent
                    Senior Subordinated Notes Due 2008.





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                                  Page 1 of 4





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Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. announcing the Company's intent to raise prices.




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                                   SIGNATURES

     The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BIRDS EYE FOODS, INC.



Date: April 30, 2004                By:   /s/ Earl L. Powers
      -------------------------           -------------------------------------
                                          Earl L. Powers,
                                          Executive Vice President Finance and
                                          Chief Financial Officer and Secretary
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)




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                                INDEX TO EXHIBITS


Exhibit No.                                Description
-----------                                -----------

99.1 Press release of Birds Eye Foods, Inc. announcing the Company's intent to raise prices.




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